Winslow Green Mutual Funds

winslow green growth fund
Investor Shares (Ticker: WGGFX)
Institutional Shares (Ticker: WGGIX)

Supplement dated January 30, 2012 to
Summary Prospectus dated April 29, 2011

Effective February 1, 2012, Elizabeth Levy will no longer be a portfolio manager for the Fund.  Effective October 1, 2011, Jackson Robinson was replaced as a portfolio manager by the individuals named below, although he continues to serve as a senior member of the Fund’s investment team.  Page 3 of the Summary Prospectus is updated as follows:

Portfolio Managers
Karina Funk, CFA, Portfolio Manager since October 1, 2011
David Powell, CFA, Portfolio Manager since October 1, 2011

Please retain this Supplement with the Summary Prospectus.